Commitments	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments
17.	COMMITMENTS
The Company may be required to make milestone, royalty, and other research and development funding payments under research and development collaboration and other agreements with third parties (see Note
10
– Auritec License Agreement). These payments are contingent upon the achievement of specific development, regulatory and/or commercial milestones. The Company has not accrued these payments as at December 31, 2023 due to the uncertainty over whether these milestones will be achieved.
Eupraxia has entered into a number of service contracts with its vendors. Some of those contracts have cancellation clauses which state Eupraxia would pay a cancellation fee of between 15% and 100% of the next service milestone if it terminates the contract. As of December 31, 2023, there have been no cancellation of contracts that would trigger a cancellation fee.